UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549
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                                                --------------------------

                                   FORM 8-K/2A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  March  20,  2000
                                                         ----------------

                Merlin Software Technologies International, Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                          000-27189         88-0398103
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     (State  or  other  jurisdiction     (Commission       (IRS  Employer
           of  incorporation)            File  Number)   Identification  No.)

Suite  420  -  6450  Roberts  Street,  Burnaby,  BC,  Canada     V5G  4E1
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(Address  of  principal  executive  offices)                  (Zip  Code)

Registrant's  telephone  number,  including  area  code  (604)  540-9601
                                                         ---------------
(formerly Austin Land & Development, Inc.
3675 Pecos-McLeod, Suite 1400, Las Vegas, NV  89121)
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(Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

In March, 2000, Merlin Software Technologies International, Inc. ("Merlin") decided to engage new auditors as its independent accountants to audit its financial statements. Merlin's Board of Directors approved the change of accountants to BDO Dunwoody, L.L.P. on March 20, 2000.

During Merlin's two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Barry Friedman P.C., CPA on any matter of accounting principles or practices,
financial  statement disclosure, or auditing scope procedure.     The report on
the financial statements prepared by Barry Friedman, P.C., CPA, for either of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor  was  it  qualified or modified as to uncertainty, audit scope or accounting
principals.      The  decision to change accountants was based on the
appointment of new  directors  to  Merlin's  Board  of  Directors.

   Merlin provided Barry Friedman, P.C., CPA, with a copy of this Current Report on Form 8-K/2A prior to its filing with the SEC, and requested that he furnish Merlin with a letter addressed to the SEC stating whether he agrees with the statements made in this Current Report on Form 8-K/2A, and if not, stating the aspects with which he does not agree. A copy of the letter provided by Barry Friedman, P.C., CPA, dated April 12, 2000, is attached to this Form 8-K/2A as an exhibit.

Merlin has engaged the firm of BDO Dunwoody L.L.P. as of March 20, 2000. BDO Dunwoody L.L.P. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Merlin's financial statements.

ITEM  5.     OTHER  EVENTS

Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

ITEM  7.     EXHIBITS

(16)     Letter  re:  change  in  certifying  accountant
         Letter from Barry Friedman, P.C., C.P.A. to the Securities and Exchange Commission, dated April 12, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MERLIN  SOFTWARE  TECHNOLOGIES
INTERNATIONAL,  INC.
(Registrant)


Date:  April  12,  2000

          /s/ Robert Heller
          Robert  Heller,  President